Exhibit 99.1

Western Digital Comments on Power Outage in Yokkaichi Region and

Impact to Yokkaichi Fab Operations

Majority of Wafer Impact Expected to be Contained in the

First Fiscal Quarter of 2020

SAN JOSE, CA – June 27, 2019 – Western Digital Corp. (NASDAQ: WDC) announced that on Saturday, June 15, an unexpected power outage occurred in the Yokkaichi region in Japan, affecting production operations at the flash fabrication facilities operated by the company’s joint venture partner, Toshiba Memory Corporation. The power outage impacted both the facilities and process tools and Western Digital is working closely with its joint venture partner to bring the facilities back to normal operational status as quickly as possible.

Western Digital continues to assess the impact of this event. The company currently expects the incident will result in a reduction of Western Digital’s flash wafer availability of approximately 6 exabytes, the majority of which is expected to be contained in the first quarter of fiscal year 2020.

About Western Digital

Western Digital creates environments for data to thrive. As a leader in data infrastructure, the company is driving the innovation needed to help customers capture, preserve, access and transform an ever-increasing diversity of data. Everywhere data lives, from advanced data centers to mobile sensors to personal devices, our industry-leading solutions deliver the possibilities of data. Western Digital data-centric solutions are comprised of the Western Digital®, G-Technology™, SanDisk® and WD® brands.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the size of the wafer availability reduction and the timing of such reduction. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. The actual size of the wafer availability reduction or timing of such reduction may differ from management’s current expectations as a result of: updated assessments of the impact to production operations; difficulties in completing the actions required to resume normal operations at the flash fabrication facilities; and other developments that may affect the timing of resumption of normal operations at the flash fabrication facilities. Other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: volatility in global economic conditions; business conditions and growth in the storage ecosystem; impact of restructuring activities and cost saving initiatives; impact of competitive products and pricing; market acceptance and cost of commodity materials and specialized product components; actions by competitors; unexpected advances in competing technologies; the development and introduction of products based on new technologies and expansion into new data storage markets; risks associated with acquisitions, mergers and joint ventures; difficulties or delays in manufacturing; the outcome of legal proceedings; and other risks and uncertainties listed in the company’s filings with the Securities and Exchange Commission (the “SEC”), including the company’s Form 10-Q filed with the SEC on May 7, 2019, to which your attention is directed. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update these forward-looking statements to reflect new information or events.

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Western Digital, the Western Digital logo, G-Technology, SanDisk and WD are registered trademarks or trademarks of Western Digital Corporation or its affiliates in the U.S. and/or other countries. All other marks are the property of their respective owners.

Western Digital Contacts:

Jim Pascoe

Western Digital Media Relations

+1.408.717.6999

jim.pascoe@wdc.com

Peter Andrew

Western Digital Investor Relations

+1.949.672.9655

peter.andrew@wdc.com